UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 3, 2011

AMERICAN SHARED HOSPITAL SERVICES
(Exact name of registrant as specified in charter)

California	1-08789	94-2918118
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Embarcadero Center, Suite 3700, San Francisco, CA 94111
(Address of principal executive offices)

Registrant’s telephone number, including area code 415-788-5300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions

On March 3, 2011, the Company issued a press release announcing its financial results for the year ended December 31, 2010.  The full text of the press release is furnished as Exhibit 99.1 to this report.  The Company does not intend for this exhibit to be incorporated by reference into future filings under the Securities Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 99.1 — Earnings press release dated March 3, 2011

The information in this report is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time.  We disclaim any current intention to revise or update the information contained in this report, although we may do so from time to time as our management believes is warranted.  Any such updating may be made through the filing of other documents or reports with the SEC, through press releases or through other public disclosures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Shared Hospital Services

Date: March 3, 2011	By:	/s/ Ernest A. Bates, M.D.
		Name:	Ernest A. Bates, M.D.
		Title:	Chairman and CEO